UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2004

Moore Wallace Incorporated

(Exact name of registrant as specified in its charter)

Canada	1-8014	98-0154502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Vipond Drive Mississauga, Ontario, Canada	L5T 2X1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 362-3100

N/A
(Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

On January 12, 2004, Moore Wallace Incorporated issued the following press release:

Press Release Contact: Julie K. Gottlieb Vice President, Investor Relations +1 203 406 3825 julie.gottlieb@moorewallace.com www.moorewallace.com

MOORE WALLACE RAISES EARNINGS OUTLOOK

FOR FOURTH QUARTER/FISCAL 2003

Earnings Conference Call Scheduled for Thursday, February 12, 2004

MISSISSAUGA, ONTARIO & NEW YORK, NY – January 12, 2004 – Moore Wallace Incorporated (NYSE:MWI) (TSX:MWI) announced today that the Company expects to exceed its previous guidance for the fourth quarter and fiscal year 2003, due to better-than-expected performance in its commercial print and direct mail businesses and the recognition of higher cost savings during the quarter.

Non-GAAP earnings per share for the quarter ended December 31, 2003, are now expected to exceed the Company’s original guidance of $0.30 by $0.02 to $0.04. For the full year, the Company is now expecting non-GAAP earnings per share of approximately $0.99 to $1.01. Revenue for the fourth quarter is now expected to be approximately $880 million. GAAP is defined as Canadian generally accepted accounting principles.

The Company believes that certain non-GAAP measures are useful because that information, which excludes acquisition-related charges, restructuring and restructuring-related charges, and gains on asset disposals, is an appropriate measure for evaluating the Company’s operating performance. In addition, the Company has used an income tax rate of 32% in calculating its non-GAAP earnings. Internally, the Company uses this non-GAAP information as an important indicator of business performance, and management’s effectiveness is evaluated with specific references to these indicators. These aforementioned charges and gains and the Company’s GAAP effective income tax rate are not determinable at this time. These items are currently being determined in connection with the closing of the Company’s books and will be disclosed in connection with the Company’s fourth quarter and year-end earnings release. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and may not be comparable to pro forma results of other entities.

Mark A. Angelson, Chief Executive Officer, stated, “We are pleased with our performance in 2003. We continue to have confidence in the compelling business logic of the combination of Moore Wallace and RR Donnelley. We are looking forward to the completion of the transaction this winter so we can begin to enhance the financial discipline and earnings power of the combined entity. We believe shareholders will take comfort from the fact that a significant number of key individuals from Moore Wallace’s finance organization will join me at the new RR Donnelley.”

The Company will provide more details on its performance when it releases its full financial results on Wednesday, February 11, 2004, after the close of market, and holds its regularly scheduled conference call on Thursday, February 12, 2004, at 10:00 am Eastern time.

The Company will provide a live webcast of its conference call, which will be accessible at www.moorewallace.com. For those unable to participate on the live call, a replay will be archived on the Company’s web site for 30 days after the call.

About Moore Wallace

Moore Wallace is a leading single-source provider of print management and outsourced communications, delivering to its customers one of the widest array of products and services at one of the lowest total costs. The Company operates in three complementary business segments: Forms and Labels, Outsourcing and Commercial Print. The Forms and Labels business designs, manufactures and sells paper-based and electronic business forms and labels and provides electronic print management solutions. The Outsourcing business provides high-quality, high-volume variably imaged print and mail, electronic statement and database management services. The Commercial Print business produces high-quality, multi-color personalized business communications and provides direct marketing services, including project, database and list management services. For more information, visit the Company’s web site at www.moorewallace.com.

Use of Forward-Looking Statements

Except for historical information, this news release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned that any forward-looking statements are based on current expectations and do not include the potential impact of any business risks, opportunities or developments, market conditions or exchange rate fluctuations that may occur after the date of this press release. Forward-looking statements are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties that could cause actual results or developments to differ materially from those in the forward-looking statements. Readers are strongly encouraged to read the full cautionary statements described in the Company’s filings with the Securities and Exchange Commission (SEC), including the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. The Company’s SEC filings are available at www.sec.gov, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and the Company’s Canadian regulatory filings are available at www.sedar.com. The Company disclaims any obligation to update or revise any forward-looking statements. The Audit Committee of the Company’s Board of Directors has reviewed this press release.

Factors relating to the completion of the transaction and the integration of the businesses that could cause material differences in the expected results of the combined company include, without limitation, the following: the development and execution of comprehensive plans for asset rationalization, the ability to eliminate duplicative overhead without excessive cost or adversely affecting the business, the potential loss of customers and employees as a result of the transaction, the ability to achieve procurement savings by leveraging total spending across the organization, the success of the organization in leveraging its comprehensive product offering to the combined customer base as well as the ability of the organization to complete the integration of the combined companies without losing focus on the business. In addition, the ability of the combined company to achieve the expected revenues, accretion and synergy savings will also be affected by the effects of competition (in particular the response to the transaction in the marketplace), the effects of paper and other raw materials and fuel price fluctuations and shortages of supply, the rate of migration from paper-based forms to digital formats, the impact of currency fluctuations in the countries in which RR Donnelley and Moore Wallace operate, general economic and other factors beyond the combined company’s control, and other risks and uncertainties described from time to time in RR Donnelley’s and Moore Wallace’s periodic filings with United States and Canadian securities regulatory authorities, as applicable.

Additional Information

On November 8, 2003, R.R. Donnelley & Sons Company (“RR Donnelley”) and Moore Wallace Incorporated (“Moore Wallace”) entered into a definitive agreement to combine the two companies. This communication is not a solicitation of a proxy from any securityholder of Moore Wallace or RR Donnelley. Moore Wallace and RR Donnelley have filed a preliminary Joint Management Information Circular and Proxy Statement regarding the proposed transaction with the U.S. Securities and Exchange Commission (SEC). This document is not yet final and will be amended. WE URGE INVESTORS IN RR DONNELLEY AND MOORE WALLACE TO CAREFULLY READ THE DEFINITIVE VERSION OF THE JOINT MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT RR DONNELLEY, MOORE WALLACE AND THE PROPOSED TRANSACTION. The definitive Joint Management Information Circular and Proxy Statement will be mailed to the RR Donnelley stockholders and the Moore Wallace securityholders.

Investors and securityholders may obtain the Joint Management Information Circular and Proxy Statement and any other relevant documents filed by RR Donnelley and Moore Wallace (when they become available) free of charge at the SEC’s website, www.sec.gov, and at the website of the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) maintained by the Canadian Securities Administrator at www.sedar.com. In addition, investors and securityholders may obtain free copies of the definitive Joint Management Information Circular and Proxy Statement when filed with the SEC by RR Donnelley by contacting RR Donnelley Investor Relations, 77 West Wacker Drive, Chicago, IL 60601, Tel. (312) 326-8926. Investors and securityholders may obtain free copies of the definitive Joint Management Information Circular and Proxy Statement when filed with the SEC and SEDAR by Moore Wallace by contacting Moore Wallace Investor Relations, One Canterbury Green, Stamford, CT 06901, Tel. (203) 406-3749.

RR Donnelley, Moore Wallace and their executive officers and directors may be deemed to be participants in the solicitation of proxies from RR Donnelley stockholders and Moore Wallace securityholders in favor of the proposed transaction. Information regarding the security ownership and other interests of RR Donnelley’s and Moore Wallace’s executive officers and directors will be included in the definitive Joint Management Information Circular and Proxy Statement when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOORE WALLACE INCORPORATED

Dated: January 12, 2004

	By:	/s/ Theodore J. Theophilos

		Name:	Theodore J. Theophilos
		Title:	Executive Vice President Business and Legal Affairs and Secretary